Exhibit 22

SUBSIDIARY	STATE OF INCORPORATION

ASC of Aiken, Inc.	Delaware

ASC of Brownsville, Inc.	Delaware

ASC of Corona, Inc.	California

ASC of East New Orleans, Inc.	Delaware

ASC of Hammond, Inc.	Delaware

ASC of Las Vegas, Inc.	Nevada

ASC of Littleton, Inc.	Colorado

ASC of Midwest City, Inc.	Oklahoma

ASC of New Albany, Inc.	Indiana

ASC of Orangeburg, Inc.	Delaware

ASC of Palm Springs, Inc.	California

ASC of Ponca City, Inc.	Oklahoma

ASC of Puerto Rico, Inc.	Delaware

ASC of Reno, Inc.	Nevada

ASC of Springfield, Inc.	Missouri

ASC of St. George, Inc.	Utah

ASC of Wellington, Inc.	Florida

Aiken Regional Medical Centers, Inc.	South Carolina

Alliance PPO, Inc.	Texas

Ambulatory Surgery Center of Brownsville, L.P.	Delaware

Ambulatory Surgery Center of Orangeburg, L.L.C.	Delaware

Ambulatory Surgical Center of Aiken, L.L.C.	South Carolina

SUBSIDIARY	STATE OF INCORPORATION

Arbour Elder Services, Inc.	Massachusetts

Arbour Health Systems Foundation, Inc.	Massachusetts

Arkansas Surgery Center of Fayetteville, L.P.	Arkansas

Auburn Regional Medical Center, Inc.	Washington

Behavioral Healthcare Alliance, LLC	Kentucky

Bluegrass Regional Cancer Center, L.L.P.	Kentucky

Bon Secours SCI	France

Bowling Green Radiation Therapy Associates, L.L.P.	Kentucky

Bowling Green Radiation Therapy, P.S.C.	Kentucky

Capitol Radiation Therapy, L.L.P.	Kentucky

Central Montgomery Medical Center, L.L.C.	Pennsylvania

Chalmette Medical Center, Inc.	Louisiana

Choate Health Management, Inc.	Massachusetts

Choate Integrated Behavioral Healthcare Corporation	Massachusetts

Choate Mental Health Center, Inc.	Massachusetts

Cie Financière & Immobilière Médicale SAS	France

Clinique Ambroise Pare SA	France

Clinique Bon Secours SA	France

Clinique de Bercy SAS	France

Clinique Investissement SAS	France

Clinique Pasteur SA	France

Clinique Richelieu SAS	France

SUBSIDIARY	STATE OF INCORPORATION

Clinique Saint Augustin SAS	France

Community Behavioral Health, L.L.C	Delaware

Clinique Saint Augustin SAS	France

Contemporary Physician Services, Inc.	Texas

CSJ SAS	France

Danville Radiation Therapy, L.L.P.	Kentucky

Del Amo Hospital, Inc.	California

District Hospital Partners, L.P.	District of Columbia

Doctors’ Hospital of Shreveport, Inc.	Louisiana

Eye Surgery Specialists of Puerto Rico, L.L.C.	Delaware

Forest View Psychiatric Hospital, Inc.	Michigan

Fort Duncan Medical Center, Inc.	Delaware

Fort Duncan Medical Center, L.P.	Delaware

Frontline Behavioral Health, Inc.	Delaware

Frontline Children’s Hospital, L.L.C.	Delaware

Frontline Counseling Centers, LLC	Delaware

Frontline Hospital, LLC	Delaware

Frontline Residential Treatment Center, LLC	Delaware

Glen Oaks Hospital, Inc.	Texas

HRI Clinics, Inc.	Massachusetts

HRI Hospital, Inc.	Massachusetts

Health Care Finance & Construction Corp.	Delaware

Hope Square Surgical Center, L.P.	Delaware

SUBSIDIARY	STATE OF INCORPORATION

Immoblière de la Clinique Richelieu SAS	France

Internal Medicine Associates of Doctors’ Hospital, Inc.	Louisiana

La Amistad Residential Treatment Center, Inc.	Florida

La Cheneau SAS	France

Lakewood Ranch Imaging Center, L.L.C.	Florida

Lancaster Hospital Corporation	California

Laredo ASC, Inc.	Texas

Laredo Holdings, Inc.	Delaware

Laredo Providence Management, L.L.C.	Texas

Laredo Regional Medical Center, L.P.	Delaware

Laredo Regional, Inc.	Delaware

Madison Radiation Oncology Associates, L.L.C.	Indiana

Maison de Santé Pasteur SA	France

Manatee Memorial Hospital, L.P.	Delaware

McAllen Heart Hospital, L.P.	Texas

McAllen Holdings, Inc.	Delaware

McAllen Hospitals, L.P.	Delaware

McAllen Medical Center Foundation	Texas

McAllen Medical Center Physicians Group, Inc.	Texas

McAllen Medical Center, Inc.	Delaware

Médi-Partenaires SAS	France

SUBSIDIARY	STATE OF INCORPORATION

Meridell Achievement Center, Inc.	Texas

Merion Building Management, Inc.	Delaware

NP Family Practice, L.L.C.	Pennsylvania

Nevada Preferred Professionals, Inc.	Nevada

Nevada Radiation Oncology Center-West, L.L.C.	Nevada

New Albany Outpatient Surgery, L.P.	Delaware

Northern Nevada Ambulatory Surgical Center, L.L.C.	Nevada

Northern Nevada Medical Center, L.P.	Delaware

Northwest Texas Healthcare System, Inc.	Texas

Northwest Texas Surgical Hospital, L.L.C.	Texas

Nouvelle Clinique Villette SA	France

Oasis Health Systems, L.L.C.	Nevada

Pendleton Methodist Hospital, L.L.C.	Delaware

Plaza Surgery Center Limited Partnership	Nevada

Polyclinique Saint Jean Sarl	France

Professional Probation Services, Inc.	Georgia

Professional Surgery Corporation of Arkansas	Arkansas

Providence ASC Management, L.L.C.	Texas

Providence Hospital Real Estate, L.P.	Texas

Providence Hospital, L.P.	Texas

Pueblo Medical Center, Inc.	Nevada

RCW of Edmond, Inc.	Oklahoma

SUBSIDIARY	STATE OF INCORPORATION

Radiation Therapy Associates of California, L.L.C.	California

Radiation Therapy Medical Associates of Bakersfield, Professional Corporation	California

Relational Therapy Clinic, Inc.	Louisiana

Renaissance Women’s Center of Austin, L.L.C.	Texas

Renaissance Women’s Center of Edmond, L.L.C.	Oklahoma

Ridge Outpatient Counseling, L.L.C.	Kentucky

River Crest Hospital, Inc.	Texas

River Oaks, Inc.	Louisiana

River Parishes Internal Medicine, Inc.	Louisiana

Santé Finance SAS	France

Santé Partenaires S.a.r.l.	Luxembourg

SCI Fonciere G	France

SCI Gravelle Bercy	France

SCI Saint-Augustin	France

Socrate Sarl	France

Southern Indiana Radiation Oncology Associates, L.L.C.	Indiana

Sparks Family Hospital, Inc.	Nevada

St. George Surgical Center, L.P.	Delaware

St. Louis Behavioral Medicine Institute, Inc.	Missouri

Ste D’Exploitation de la Clinique Notre Dame SAS	France

SUBSIDIARY	STATE OF INCORPORATION

Ste D’Exploitation de la Clinique Montréal SA	France

Ste Nouvelle D’Exploitation de la Clinique Cardiologique D’Aressy SAS	France

Stonington Behavioral Health, Inc.	Delaware

Summerlin Hospital Medical Center, L.L.C.	Delaware

Summerlin Hospital Medical Center, L.P.	Delaware

Surgery Center at Wellington, L.L.C.	Florida

Surgery Center of Corona, L.P.	Delaware

Surgery Center of Hammond, L.L.C.	Delaware

Surgery Center of Littleton, L.P.	Delaware

Surgery Center of Midwest City, L.P.	Delaware

Surgery Center of New Orleans East, L.L.C.	Delaware

Surgery Center of Ponca City, L.P.	Delaware

Surgery Center of Springfield, L.P.	Delaware

Surgery Center of Waltham, Limited Partnership	Massachusetts

The Arbour, Inc.	Massachusetts

The Bridgeway, Inc.	Arkansas

The Friends of Wellington Regional Medical Center, Inc.	Florida

The Pavilion Foundation	Illinois

Tonopah Health Services, Inc.	Nevada

Trenton Street Corporation	Texas

SUBSIDIARY	STATE OF INCORPORATION

Turning Point Care Center, Inc.	Georgia

Two Rivers Psychiatric Hospital, Inc.	Delaware

UHS Advisory, Inc.	Delaware

UHS Broadlane Holdings L.P.	Delaware

UHS Good Samaritan, L.L.C.	Delaware

UHS Health Partners S.a.r.l.	Luxembourg

UHS Holding Company, Inc.	Nevada

UHS International, Inc.	Delaware

UHS Ireland Limited	Ireland

UHS Las Vegas Properties, Inc.	Nevada

UHS Managed Care Operations, L.L.C.	Pennsylvania

UHS Midwest Center for Youth and Families, Inc.	Indiana

UHS Receivables Corp.	Delaware

UHS Recovery Foundation, Inc.	Pennsylvania

UHS of Anchor, L.P.	Delaware

UHS of Bradenton, Inc.	Florida

UHS of D.C., Inc.	Delaware

UHS of Delaware, Inc.	Delaware

UHS of Eagle Pass, Inc.	Delaware

UHS of Fairmount, Inc.	Delaware

UHS of Fayetteville, Inc.	Arkansas

UHS of Fuller, Inc.	Massachusetts

UHS of Georgia Holdings, Inc.	Delaware

SUBSIDIARY	STATE OF INCORPORATION

UHS of Georgia, Inc.	Delaware

UHS of Greenville, Inc.	Delaware

UHS of Hampton Learning Center, Inc.	New Jersey

UHS of Hampton, Inc.	New Jersey

UHS of Hartgrove, Inc.	Illinois

UHS of Indiana, Inc.	Indiana

UHS of Indianapolis, Inc.	Indiana

UHS of Lakeside, Inc.	Delaware

UHS of Lakewood Ranch, Inc.	Florida

UHS of Laurel Heights, L.P.	Delaware

UHS of Manatee, Inc.	Florida

UHS of New Orleans, Inc.	Louisiana

UHS of Odessa, Inc.	Texas

UHS of Oklahoma, Inc.	Oklahoma

UHS of Parkwood, Inc.	Delaware

UHS of Peachford, L.P.	Delaware

UHS of Pennsylvania, Inc.	Pennsylvania

UHS of Provo Canyon, Inc.	Delaware

UHS of Puerto Rico, Inc.	Delaware

UHS of Ridge, Inc.	Delaware

UHS of River Parishes, Inc.	Louisiana

UHS of Rockford, Inc.	Delaware

UHS of Talbot, L.P.	Delaware

SUBSIDIARY	STATE OF INCORPORATION

UHS of Timberlawn, Inc.	Texas

UHS of Waltham, Inc.	Massachusetts

UHS of Westwood Pembroke, Inc.	Massachusetts

UHS-Corona, Inc.	Delaware

UHS-Lakeland Medical Center, L.L.C.	Delaware

UHS-Pendleton, Inc.	Delaware

UHSMS, Inc.	Delaware

Universal Community Behavioral Health, Inc.	Pennsylvania

Universal HMO, Inc.	Nevada

Universal Health Network, Inc.	Nevada

Universal Health Pennsylvania Properties, Inc.	Pennsylvania

Universal Health Recovery Centers, Inc.	Pennsylvania

Universal Health Services of Cedar Hill, Inc.	Texas

Universal Health Services of Concord, Inc.	California

Universal Health Services of Palmdale, Inc.	Delaware

Universal Health Services of Rancho Springs, Inc.	California

Universal Probation Services, Inc.	Georgia

Universal Treatment Centers, Inc.	Delaware

Valley Health System, L.L.C.	Delaware

Valley Hospital Medical Center, Inc.	Nevada

SUBSIDIARY	STATE OF INCORPORATION

Valley Surgery Center, L.P.	Delaware

Victoria Regional Medical Center, Inc.	Texas

Vista Diagnostic Center, L.L.C.	Nevada

Wellington Physician Alliances, Inc.	Florida

Wellington Regional Health & Education Foundation, Inc.	Florida

Wellington Regional Medical Center Incorporated	Florida